Exhibit 99.5

SUNRISE SENIOR LIVING, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

	Historical	HVP		Dawn LP		Pro Forma
	September 30,	Pro Forma		Pro Forma		September 30,
(In thousands, except per share and share amounts)	2012	Adjustments		Adjustments		2012
ASSETS
Current Assets:
Cash and cash equivalents	$106,462					$106,462
Accounts receivable, net	47,744	1,388	(1)	6,195	(1)	55,327
Due from unconsolidated communities	12,058			(1,721	)(2)	10,337
Deferred income taxes, net	24,047					24,047
Restricted cash	50,691	10,159	(1)	12,722	(1)	73,572
Assets held for sale	5,929					5,929
Prepaid expenses and other current assets	27,622	(8,098	)(3)	(6,518	)(3)	14,167
				1,161	(1)
Total current assets	274,553	3,449		11,839		289,841
Property and equipment, net	552,756	480,332	(1)	713,620	(1)	1,746,708
Intangible assets, net	35,046	3,009	(1)	3,692	(1)	39,822
				(1,925	)(4)
Investments in unconsolidated communities including those accounted for under the profit-sharing method	19,392					19,392
Restricted cash	184,339					184,339
Restricted investments in marketable securities	2,690					2,690
Assets held in the liquidating trust	20,912					20,912
Other assets, net	9,811	15	(1)			9,826
Total assets	$1,099,499	$486,805		$727,226		$2,313,530

LIABILITIES AND EQUITY
Current Liabilities:
Current maturities of debt	$24,344	1,349	(5)			$25,693
Liquidating trust notes, at fair value	24,161					24,161
Accounts payable and accrued expenses	173,525	3,218	(1)	8,398	(1)	185,141
Due from unconsolidated communities	288					288
Deferred revenue	10,538	3,675	(1)	705	(1)	14,918
Entrance fees	17,845					17,845
Self-insurance liabilities	42,560					42,560
Total current liabilities	293,261	8,242		9,103		310,606
Debt, less current maturities	470,201	77,077	(5)	546,533	(5)	1,556,329
		358,961	(6)	103,557	(6)
Investment accounted for under the profit-sharing method	15,632					15,632
Self-insurance liabilities	39,414					39,414
Deferred income tax liabilities	24,047			5,659	(1)	29,706
Interest rate swap	19,966			58,630	(1)	78,596
Other long-term liabilities, net	94,276			104	(1)	94,380
Total liabilities	956,797	444,280		723,586		2,124,663
Equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized, no shares issued and outstanding	—					—
Common stock, $0.01 par value, 120,000,000 shares authorized, 58,389,177 shares issued and outstanding, net of 658,435 treasury shares	584					584
Additional paid-in capital	496,788					496,788
Retained loss	(352,543)	42,525	(7)	3,749	(7)	(306,269)
Accumulated other comprehensive income	(8,234)			(109	)(8)	(8,343)
Total stockholders’equity	136,595	42,525		3,640		182,760
Noncontrolling interests	6,107					6,107
Total equity	142,702	42,525		3,640		188,867
Total liabilities and equity	$1,099,499	$486,805		$727,226		$2,313,530

See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011

	Historical							Pro Forma
	Twelve Months							Twelve Months
	Ended	HVP		Dawn LP				Ended
	December 31,	Proforma		Proforma		Other		December 31,
(In thousands, except per share amounts)	2011	Adjustments		Adjustments		Adjustments		2011

Operating revenue:
Management fees	$96,132	(6,280	)(9)	(9,003	)(9)			$80,849
Buyout fees	3,685							3,685
Resident fees for consolidated communities	464,064	92,861	(10)	129,381	(10)	(21,228	)(20)	665,078
Ancillary fees	30,544							30,544
Professional fees from development, marketing and other	2,498							2,498
Reimbursed costs incurred on behalf of managed communities	715,290	(97,882	)(11)	(5,295	)(11)			612,113
Total operating revenues	1,312,213	(11,301)		115,083		(21,228)		1,394,767
Operating expenses:
Community expense for consolidated communities	333,491	57,162	(12)	81,006	(12)	(17,645	)(20)	454,014
Community lease expense	76,444					(2,936	)(20)	73,508
Depreciation and amortization	37,523	19,073	(13)	20,410	(13)	(775	)(20)	76,027
				(204	)(14)
Ancillary expenses	28,396							28,396
General and administrative	114,474							114,474
Carrying costs of liquidating trust assets	2,456							2,456
Provision for doubtful accounts	3,802	272	(12)	255	(12)	(113	)(20)	4,216
Gain on financial guarantees and other contracts	(2,100)							(2,100)
Impairment of long-lived assets	12,734							12,734
Costs incurred on behalf of managed communities	719,159	(97,882	)(11)	(5,295	)(11)			615,982
Total operating expenses	1,326,379	(21,375)		96,172		(21,469)		1,379,707
(Loss) income from operations	(14,166)	10,074		18,911		241		15,060
Other non-operating income (expense):
Interest income	2,060			27	(12)			2,087
Interest expense	(18,320)	(18,702	)(15)	(5,395	)(15)			(115,545)
		(4,614	)(16)	(68,514	)(16)
Gain on fair value of interest rate hedge	—			6,696	(17)			6,696
Gain (loss) on fair value of pre-existing equity interest from a business combination	11,250							11,250
Gain on fair value of liquidating trust notes	88							88
Other expense	(615)	10	(12)	45	(12)			(560)
Total other non-operating (expense) income	(5,537)	(23,306)		(67,141)		—		(95,984)
Gain on the sale and development of real estate and equity interests	8,185							8,185
Sunrise’s share of earnings (loss) and return on investment in unconsolidated communities	2,629	(1,469	)(18)	781	(18)			1,941
Loss from investments accounted for under the profit-sharing method	(9,806)							(9,806)

(Loss) income from continuing operations before benefit from income taxes	(18,695)	(14,701)		(47,449)		241		(80,604)
Provision for income taxes	(1,771)			(2,034	)(19)			(3,805)
(Loss) income from continuing operations	$(20,466)	$(14,701)		$(49,483)		$241		$(84,409)

Earnings per share data:
Basic net (loss) income per common share (Loss) income from continuing operations	$(0.39)	$(0.26)		$(0.87)		$0.00		$(1.52)

Diluted net (loss) income per common share (Loss) income from continuing operations	$(0.39)	$(0.26)		$(0.87)		$0.00		$(1.52)

Weighted-average shares outstanding - basic	56,725
Weighted-average shares outstanding - diluted	56,725

See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

	Historical					Pro Forma
	Nine Months					Nine Months
	Ended	HVP		Dawn LP		Ended
	September 30,	Proforma		Proforma		September 30,
(In thousands, except per share amounts)	2012	Adjustments		Adjustments		2012

Operating revenue:
Management fees	$74,510	(4,962	)(9)	(7,292	)(9)	$62,256
Buyout fees	1,450					1,450
Resident fees for consolidated communities	376,067	73,747	(10)	97,245	(10)	547,059
Ancillary fees	24,754					24,754
Professional fees from development, marketing and other	999					999
Reimbursed costs incurred on behalf of managed communities	509,132	(37,047	)(11)	(3,045	)(11)	469,040
Total operating revenues	986,912	31,738		86,908		1,105,558
Operating expenses:
Community expense for consolidated communities	264,400	43,904	(12)	57,727	(12)	366,031
Community lease expense	53,454					53,454
Depreciation and amortization	31,442	12,035	(13)	8,296	(13)	51,620
				(153	)(14)
Ancillary expenses	23,063					23,063
General and administrative	97,871					97,871
Carrying costs of liquidating trust	1,780					1,780
Provision for doubtful accounts	1,968	126	(12)	110	(12)	2,204
Impairment of long-lived assets	15,860					15,860
Costs incurred on behalf of managed communities	509,668	(37,047	)(11)	(3,045	)(11)	469,576
Total operating expenses	999,506	19,018		62,935		1,081,459
Income (loss) from operations	(12,594)	12,720		23,973		24,099
Other non-operating income (expense):
Interest income	771	261	(12)	29	(12)	1,061
Interest expense	(22,646)	(14,027	)(15)	(4,047	)(15)	(95,947)
		(3,673	)(16)	(51,554	)(16)
Gain on fair value of interest rate hedge	—			12,246	(17)	12,246
Gain on fair value from a business combinations, including pre-existing investments	7,470					7,470
Other expense	2,062	12	(12)	10	(12)	2,084
Total other non-operating income (expense)	(12,343)	(17,427)		(43,316)		(73,086)
Gain on the sale and development of real estate and equity interests	4,457					4,457
Sunrise’s share of loss and return on investment in unconsolidated communities	60,994	(976	)(18)			60,018
Loss from investments accounted for under the profit-sharing method	(5,873)					(5,873)

Income (loss) from continuing operations before benefit from income taxes	34,641	(5,683)		(19,343)		9,615
Benefit from income taxes	264			(102	)(19)	162
Income (loss) from continuing operations	$34,905	$(5,683)		$(19,445)		$9,777

Earnings per share data:
Basic net income (loss) per common share Income (loss) from continuing operations	$0.57	$(0.10)		$(0.34)		$0.13

Diluted net income (loss) per common share Income (loss) from continuing operations	$0.55	$(0.10)		$(0.34)		$0.11

Weighted-average shares outstanding - basic	57,475
Weighted-average shares outstanding - diluted	59,857

See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America.  These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses.  Actual results could differ from those estimates.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of our operations or financial position would have been had the transaction occurred on the respective dates assumed, nor is it necessarily indicative of our future operating results or financial position.  However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that our management believes to be reasonable.  The purchase price allocation for the transaction is preliminary and the allocation of the fair value between the components of the assets and liabilities acquired is not yet complete.

Note 2 – Pro Forma Adjustments

The unaudited pro forma consolidated balance sheet at September 30, 2012 reflects the October 1 acquisition of HVP Sun Investor LLC, HVP Sun Investor II LLC (collectively “HVP”) and the October 16 acquisition of Dawn LP:

1)             Record assets acquired and liabilities assumed at fair value.

2)             Eliminate intercompany receivable.

3)             Application of deposit towards the acquisition of the partners’ interest.

4)             Eliminate management contract intangible.

5)             Record the fair value of the debt assumed from HVP and Dawn LP.  The face amount of the debt is $75.0 million and $649.6 million from HVP and Dawn LP, respectively.

6)             Record debt used to finance the acquisition of the partners’ interest.

7)             Record gain on fair value of the membership interests in HVP and Dawn LP.

8)             Record the cumulative translation adjustment for the assets acquired and the liabilities assumed from Dawn LP.

The unaudited pro forma consolidated statements of operations for the twelve months ended December 31, 2011 and the nine months ended September 30, 2012 reflect the following adjustments as if the acquisition of the assets had occurred on January 1, 2011:

9)             Eliminate revenue earned from the acquired assets.

10)      Record resident fee revenue.

11)      Eliminate revenue and expense associated with reimbursed costs.

12)      Record operating expenses and other income (expense) related to acquired assets.

13)      Record depreciation and amortization associated with acquired assets.

14)      Eliminate the amortization expense associated with the management contract intangible.

15)      Record interest expense associated with debt used to finance the transactions.

16)      Record interest expense associated with the debt assumed in the transactions.

17)      Record gain on the fair value of the interest rate hedge assumed.

18)      Eliminate equity in earnings (loss) associated with the acquired assets.

19)      Record tax expense.

20)      Adjusted for 2012 discontinued operations.